EXHIBIT 99.2
                                     C.F.O. CERTIFICATION

                                  CERTIFICATION PURSUANT TO
                                   18 U.S.C. SS 1350,

                                    AS ADOPTED PURSUANT TO
                        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China World Trade Corporation on Form 10-QSB for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John H. W. Hui, Chief Executive Officer (acting Chief Financial Officer) of the Company, certify, pursuant to 18 U.S.C. SS 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ John H.W. Hui


John H. W. Hui
Chief Executive Officer
(Acting Chief Financial Officer)
August 20, 2002